UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 29, 2020, Inland Real Estate Income Trust, Inc. (referred to herein as “we” or the “Company”) entered into a First Amendment (the “First Amendment”) to the Company’s Amended and Restated Credit Agreement dated as of August 1, 2018 (as amended by the First Amendment, the “Credit Agreement”) with KeyBank National Association, individually and as administrative agent, KeyBanc Capital Markets Inc., PNC Capital Markets LLC and Merrill Lynch Pierce, Fenner & Smith Incorporated (now BofA Securities, Inc.), as joint lead arrangers, and other lenders from time to time parties to the Credit Agreement.

The First Amendment modifies the Credit Agreement to waive our compliance as borrower with the provisions of Section 6.16 (Consolidated Tangible Net Worth) of the Credit Agreement (the “Subject Provisions”) commencing with the quarter ending September 30, 2020 and continuing through (and including) the quarter ending March 31, 2021 (the “Waiver Period”), with the effect that no breach, Unmatured Default or Default will exist or arise under the Credit Agreement as a result of any failure by us as borrower to comply with the Subject Provisions during the Waiver Period.  Section 6.17 (Indebtedness and Cash Flow Covenants) has been modified to provide that our Leverage Ratio may increase to 62.5% (formerly 65%) for two consecutive fiscal quarters two times prior to the Facility Termination Date.  Until the earlier of (a) the expiration of the Waiver Period and (b) our written notice to the Administrative Agent demonstrating compliance with Section 6.16 (without considering any waiver) as of the last day of the immediately prior fiscal quarter (the “Payout Restriction Period”), the Company and its Subsidiaries need the consent of the Administrative Agent and the Required Lenders to (i) declare and pay dividends on their Equity Interests, (ii) make distributions on their Equity Interests or (iii) honor requests to redeem their Equity Interests, except in the case of a dividend or distribution made to maintain our tax status as a real estate investment trust.  The First Amendment also provides for an increase in the LIBOR Base Rate floor to 0.25% (formerly 0%).  The Company paid customary fees to the Administrative Agent and to the Lenders for arranging and consenting to the First Amendment.

The First Amendment contains other changes to the Credit Agreement and also includes re-affirmations of existing Subsidiary Guarantees and the existing Subordination Agreement of our Advisor, and the description of the First Amendment in this Item 1.01 does not purport to be a complete statement of the terms and conditions of the First Amendment and is qualified in its entirety by reference to the text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 1.01.  Capitalized terms used but not defined in this Item 1.01 shall have their respective meanings set forth in the First Amendment and its accompanying Annex.

As of October 5, 2020, the revolving credit facility had an outstanding balance of $105 million, and the outstanding balance of the term loan was $150 million.

Certain of the lenders under the Credit Agreement or their affiliates have provided, and may in the future provide, commercial banking, financial advisory, and investment banking services in the ordinary course of business for the Company, its subsidiaries and affiliates of its Advisor, for which the lenders and their affiliates received customary fees and commissions and other consideration consistent with market conditions at the time of the transactions.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report, including the text of the First Amendment, a copy of which is attached hereto as Exhibit 10.1, is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

Furnished as Exhibit 99.1 to this Current Report and incorporated by reference in this Item 7.01 is the text of a letter dated October 7, 2020, from Inland Real Estate Income Trust, Inc. (“we” or the “Company”) to the Company’s stockholders.

Pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”), the information contained in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description

10.1

First Amendment, dated September 29, 2020, to Amended and Restated Credit Agreement, dated as of August 1, 2018, by and among Inland Real Estate Income Trust, Inc., as borrower, KeyBank National Association, individually and as administrative agent, KeyBanc Capital Markets Inc., PNC Capital Markets LLC and Merrill Lynch Pierce, Fenner & Smith Incorporated, as joint lead arrangers, and other lenders parties thereto

99.1	Letter to Stockholders dated October 7, 2020

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “hope,“ may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, the COVID-19 pandemic, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2019 filed on March 18, 2020 and our subsequent reports on Form 10-Q on file with the SEC and available online through www.sec.gov or our website at https://inland-investments.com/inland-income-trust/sec-filings. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: October 5, 2020	By:	/s/ Catherine L. Lynch
	Name:	Catherine L. Lynch
	Title	Chief Financial Officer